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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 7, 1998
                                                         ---------------


                                 POPULAR, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
         COMMONWEALTH OF PUERTO RICO                NO. 0-13818          NO. 66-0416582
----------------------------------------------     --------------      -------------------
(State or other jurisdiction of incorporation)      (Commission          (IRS Employer
                                                    File Number)       Identification No.)
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         209 MUNOZ RIVERA AVENUE
           HATO REY, PUERTO RICO                               00918
  ---------------------------------------                    ---------
  (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
                                                     --------------


   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On October 7, 1998, Popular, Inc. (the "Corporation") announced by way of a news release, its operational results for the quarter and nine-month period ended September 30, 1998. A copy of the Corporation's release, dated October 7, 1998, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


     (c)  Exhibits


     99(a) News release, dated October 7, 1998, announcing the Corporation and subsidiaries earnings for the quarter and nine-month period ended September 30, 1998.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 POPULAR, INC.
                                                 -------------
                                                  (Registrant)




Date: October 8, 1998              By: AmiLcar L. Jordan, Esq.
                                      -----------------------------------------
                                   Name: AmiLcar L. Jordan, Esq.
                                   Title: Senior Vice President and Comptroller
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                                 EXHIBIT INDEX

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
Exhibit Number           Description
--------------           -----------
99(a)                    News release, dated October 7, 1998
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